Exhibit 32

                                  CERTIFICATION





Exhibit 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bertram Cutler, President and CFO of Global Assets & Services, Inc. (the "Company"), certify that:

1. The Quarterly Report on Form 10QSB of the Company for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Dated:  August 9, 2004           Officer:   Bertram Cutler

                                        Name:       /s/ Bertram Cutler
                                                    ----------------------------
                                        Position:  President, CFO